UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 31, 2023

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35877	46-1347456
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place,

Suite 200

Annapolis, Maryland 21401

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (410) 571-9860

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HASI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 31, 2023, Hannon Armstrong Sustainable Infrastructure Capital, Inc. (the “Company”) through its indirect subsidiaries as borrowers, entered into an amendment (the “Amendment”) to the credit agreement (the “Credit Agreement”), dated as February 7, 2022, for the Company’s $600 million, three-year unsecured CarbonCount®-based revolving credit facility (the “Credit Facility”) with JPMorgan Chase Bank, N.A. (“JPMorgan”) as administrative agent, sole bookrunner, sole lead arranger and sustainability structuring agent, and Bank of America, N.A. (“BofA”), Barclays Bank PLC (“Barclays”), Credit Suisse AG, New York Branch, KeyBank National Association, Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”), Royal Bank of Canada, Sumitomo Mitsui Banking Corporation (“Sumitomo”) and Wells Fargo Bank, National Association (“Wells Fargo”), as documentation agents, and the lenders as defined in the Credit Agreement. In connection with the Amendment, JPMorgan acted as sole and exclusive lead arranger and bookrunner and BofA, Barclays, Citibank, N.A., Morgan Stanley, RBC Capital Markets, Sumitomo and Wells Fargo, acted as documentation agents. As described in the Amendment, the Company, among other things (i) partially utilized the accordion feature of the Credit Agreement to increase available revolving commitments by $240 million (from $600 million to $840 million) and (ii) replenished and increased the accordion capacity under the Credit Agreement (from $300 million to $420 million).

Copies of the Credit Agreement and the Amendment are filed as Exhibits 1.1 and 1.2 to this Current Report on Form 8-K, and the descriptions of the terms of the Credit Agreement and the Amendment in this Item 8.01 are qualified in their entirety by reference to such exhibits, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Credit Agreement, dated as of February 7, 2022, by and among the Company, certain subsidiaries of the Company, JPMorgan Chase Bank, N.A. as administrative agent, sole bookrunner, sole lead arranger and sustainability structuring agent, Bank of America, N.A., Barclays Bank PLC, Credit Suisse AG, New York Branch, KeyBank National Association, Morgan Stanley Senior Funding, Inc., Royal Bank of Canada, Sumitomo Mitsui Banking Corporation and Wells Fargo Bank, National Association, as documentation agents, and each lender from time to time party thereto (incorporated by reference to Exhibit 1.1 to the Company’s Form 8-K (No.001-35877), filed on February 11, 2022).

1.2	Amendment No. 1 to Credit Agreement, dated as of May 31, 2023, by and among the Company, certain subsidiaries of the Company, JPMorgan Chase Bank, N.A. as administrative agent, issuing bank, sole bookrunner, sole lead arranger, lender and sustainability structuring agent, and Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., Morgan Stanley Senior Funding, Inc., RBC Capital Markets, Sumitomo Mitsui Banking Corporation and Wells Fargo Bank, National Association, as documentation agents and lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

By:	/s/ Steven L. Chuslo
Steven L. Chuslo
Executive Vice President and Chief Legal Officer

Date: June 1, 2023